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                                                                   Exhibit 99.1


                                AUTOSKILL, INC.
                               c/o Jeffrey Rubin
                            1500 Hempstead Turnpike
                         East Meadow, New York   11554


                                August 10, 1998



Heuristic Development Group
1219 Mourningside Drive, Suite 102
Manhattan Beach, California 90266

Attn:  Mr. Gregory Zink

       Re:  BINDING LETTER OF INTENT

Gentlemen:

     This will confirm our agreement (the "Agreement") concerning the proposed merger of Autoskill Inc., a California corporation ("Autoskill"), with Heuristic Development Group ("HDG") and a wholly-owned subsidiary of HDG (the merger, together with the other transactions described herein, the "Transaction"). This letter contains all material matters upon which agreement must be reached in order for the Transaction to be consummated.
The terms of our Agreement are as follows:

     1. The definitive agreement and plan of merger (the "Merger Agreement") shall provide for a tax-free exchange, to the extent obtainable, in which all of the issued and outstanding shares of common stock of Autoskill shall be exchanged for as follows:

          (a) $2.2 million (including $1.2 million to repay debt due from Autoskill to certain of its existing shareholders), $50,000 of which shall be paid by HDG to Autoskill upon execution of this Agreement and $50,000 of which shall be paid on the earlier of 30 days from the date hereof or the execution of the Merger Agreement and such payments shall be subject to paragraph 10 hereof;


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August 10, 1998
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          (b)  500,000 shares of Common Stock of HDG which shall be freely tradeable subject to a six month lock-up;

          (c) $1.5 million of Convertible Preferred Stock of HDG. The terms of the Convertible Preferred Stock shall be as follows: $750,000 of Series A Convertible Preferred Stock ("Series A Stock") and $750,000 of Series B Convertible Preferred Stock ("Series B Stock," and collectively with the Series A Stock, the "Preferred Stock"). Except as indicated, both series of Preferred Stock will be identical, and will have the following terms, rights and preferences, together with such other rights and preferences as are customary for similar securities.

               (i) Numbers of shares: 7,500 shares of Series A stock and 7,500 shares of Series B Stock.

               (ii) Liquidation Preference: $100 per share, plus all accrued and unpaid dividends.

               (iii)  Ranking:  senior to Common Stock.

               (iv) Dividends: 9% per year, payable quarterly in cash. No dividends may be paid on Common Stock so long as there are any arrearages on the payment of dividends on the Preferred Stock.

               (v)    Conversion:

                      (A) Each share of Series A Stock will be convertible, at the option of the holder or holders, in whole or in part and at any time prior to redemption, into 100 shares of Common Stock, subject to appropriate adjustment in the event of stock splits, stock dividends, recapitalizations and similar corporate events, provided that holders of Series A Stock who became affiliates of HDG will agree not to convert such shares without the consent of HDG, except upon the (x) sale to persons who are not affiliates of HDG either prior to or after such sale, or
                           (y) merger or tender offer involving HDG to the extent necessary to enable the Series

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                           A Stock to participate therein on the same terms as
                           common stockholders.

                      (B) Commencing on the fifth anniversary of issuance, each share of Series B Stock will be convertible, at the option of the holder or the holders, in whole or in part and at any time prior to redemption, into 100 shares of Common Stock, subject to appropriate adjustment in the event of stock splits, stock dividends, recapitalizations and similar corporate events. The Series B Stock is not convertible prior to the fifth anniversary of issuance.

               (vi)   Redemption:

                      (A)  Mandatory redemption:  none.

                      (B)  Optional Redemption

               (vii) The Series A Stock is not subject to optional redemption without the approval of the holder of the Series A Stock proposed to be redeemed.

               (viii) The Company may, at its option, at any time on thirty
                      (30) days prior written notice, redeem all or any portion of the Series B Stock at the following redemption amounts:

                      (1) First year of issuance - 130% of liquidation preference;

                      (2) Second year of issuance - 125% of liquidation preference;

                      (3) Third year of issuance - $120% of liquidation preference;

                      (4) Fourth year of issuance - $115% of liquidation preference;

                      (5) Fifth year of issuance - 110% of liquidation preference;

                      (6) Sixth year of issuance and thereafter - 100% of liquidation preference.

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               (ix)   Standard anti-dilution protection.

               (x) Voting: No voting rights, except as provided by law or in the event of material corporate transactions, which require the vote of the common stockholders.

          (d) $2,750,000 of Series C Convertible Preferred Stock ("Series C") which shall have the following terms and conditions:

               (i)    Number of shares: 275,000 of Series C.

               (ii) Liquidation Preference: $10.00 per share, superior to all common shares and equal with the Preferred Stock, and also the right to participate as a common stockholder on a conversion basis of 10 shares of Common Stock for every one of Series C in any liquidation.

               (iii) Ranking: Senior to Common Stock and equal with the Preferred Stock.

               (iv) Dividends: Shall receive dividends same as holders of the Common Stock as if converted on a 10 shares of Common Stock for every 1 share of Series C.

               (v)    Conversion:

                      (A) Upon sale to persons who are not affiliates of HDG either prior to or after such date, one share of Series C Stock shall automatically convert into 10 shares of Common Stock.

                      (B) In the event of a merger or tender-offer involving the issuance of consideration to holders of Common Stock then one share of Series C shall automatically convert into 10 shares of Common Stock immediately prior to the closing of any merger or tender-offer so that a holder of the Series C shall receive the same consideration as a holder of Common Stock.

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               (vi)   Lock-Up: The holders of Series C shall not be
                      transferrable for 6 months.

               (vii)  Redemption: None.

               (viii) Standard anti-dilution protection.

               (ix) Voting: No voting rights, except as provided by law or in the event of material corporate transactions, which require the vote of the common stockholders.

          (e) Registration Rights: Pursuant to the Transaction, HDG shall register all of the shares of Common Stock, issued in the Transaction, or underlying the Preferred Stock and Series C issued in the Transaction. In addition, all holders of the Common Stock, the Preferred Stock and the Series C shall have the right to a total of 3 demand registrations (on Form S-3 immediately after closing and on form S-1 beginning 6 months after closing), provided that demand is made by a holder of 25% of the aggregate shares of Common Stock issued or underlying the Preferred Stock and Series C issued in the Transaction, and unlimited piggyback rights. Such registration rights shall be on customary terms and conditions and shall expire 3 years after the closing with respect to non-affiliates and no limitation with respect to affiliates.

          (f)  HDG or a subsidiary shall assume all liabilities of Autoskill.

          (g) In addition, the shareholders of Autoskill shall have the right to put to HDG certain shares of HDG Common Stock, or shares of Common Stock underlying the Preferred Stock or the Series C, acquired in the merger as follows:

               (i) If at the end of fiscal year 1999, HDG has a closing price equal to or greater than $2.50 based on the trailing five trading day average as reported by the Nasdaq and a cash balance of $2.2 million, excluding the proceeds of subsequent financings and interim borrowings, then the shareholders of Autoskill have the right to sell to HDG an aggregate of 400,000 shares of HDG Common Stock,


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                      including HDG Common Stock issuable on conversion of the
                      then convertible Preferred Stock or Series C (assuming resale to a non-affiliate), at $1.75 per share, exercisable, if at all, within 10 business days after HDG publicly posts its earnings for such fiscal year.

               (ii) If at the end of fiscal year 2000, HDG has a closing price equal to or greater than $3.50 based on the trailing five trading day average as reported by the Nasdaq and a cash balance of $3.5 million, excluding the proceeds of subsequent financings and interim borrowings then the shareholders of Autoskill have the right to sell to HDG an aggregate of 400,000 shares of HDG Common Stock, including HDG Common Stock issuable on conversion of the then convertible Preferred Stock or Series C (assuming resale to a non-affiliate), at $2.50 per share, exercisable, if at all, within 10 business days after HDG publicly posts its earnings for such fiscal year.

          (h) HDG and Autoskill, respectively, acknowledge that its current capitalization is set forth on Schedules A and B hereto, respectively, and that neither shall alter such capitalization without the consent of the other.

          (i) the By-laws of the Company shall be amended so that no action of the Company requiring Board consent shall be taken unless at least one Group B director, as defined below, votes with the majority of the directors in favor of such action.

     2. The shareholders of Autoskill and certain shareholders of HDG shall enter into a Stockholders Agreement (the "Stockholders Agreement") which will contain, among other things, the following provisions:

          (a) For a period of five (5) years commencing upon the execution of the Stockholders Agreement, the Stockholders will agree to use their best efforts to secure the nomination of the nominees designated in subparagraph (b) below and will agree to vote all shares of HDG Common Stock owned by them for the election of such nominees as directors of HDG; and

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          (b)  Gregory Zink, Jonathan Seybold, Brian Wasserman (who are
               presently directors of HDG (the "Group A Directors"), Jeffrey Rubin and a fifth director, to be determined by Jeffrey Rubin (the "Group B Directors"), shall become the sole Directors of HDG. In the event any of the Group A Directors or Group B Directors, as applicable, ceases to serve as a director, the remaining directors of that group shall nominate a successor, which shall be acceptable to the other group.

     3.   Consummation of the Transaction shall be subject to the following:

          (a) Execution and delivery on or before September 15, 1998, or such other date as is mutually agreed to by the parties hereto, of formal documentation of the Transaction, including, without limitation, the Merger Agreement containing customary representations, warranties, indemnities, covenants and agreements, and providing for all other customary certificates, documents, instruments, and opinions of counsel, which each of us hereby agrees to negotiate in good faith.

          (b) Maintaining the continued listing of the HDG Common Stock on the Nasdaq SmallCap through closing of the Transaction and a reasonable expectation that it will continue to be listed thereafter.

          (c) Obtaining all necessary governmental and regulatory approvals, including the declaring effective of the Registration Statement/Proxy with respect to the Transaction by the Securities and Exchange Commission.

          (d) Obtaining the approval of the Transaction by the stockholders of HDG and Autoskill.

          (e) Satisfaction by Autoskill, and its respective representatives, of all financial and business due diligence.

          (f) The fulfillment of such other conditions to closing as are customary for transactions of this nature.

          (g) The parties shall use their best efforts to have a proxy statement filed on or before October 15, 1998 with the closing of the Transaction on or before December 30, 1998.

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          (h)  Obtaining of a fairness opinion for HDG with respect to the
               Transaction.

          (i)  Satisfaction by HDG of legal due diligence.

     4. Following your signature hereon, the parties will cause their respective officers, employees, attorneys, agents, investment bankers, actuaries, accountants and other representatives working on the Transaction to cooperate with each other with respect to the Transaction until the Transaction is consummated or negotiations with respect thereto are terminated.

     5. Following your signature, until the Transaction is consummated or negotiations with respect thereto are terminated, each of the parties hereto, and their respective subsidiaries, will afford to the officers, employees, attorneys, agents, investment bankers, actuaries, accountants, and other representatives of the other working on the Transaction, free and full access to their respective offices, properties, books and records, will permit them to make extracts from and copies of such books and records, and will from time to time furnish the other with such additional financial and operating data and other information as to its financial condition, results of operations, businesses, properties, assets, liabilities or future prospects as they from time to time may request. Each party hereto will each cause its independent certified public accountants to make available to their respective independent certified public accountant, the work papers relating to any audit of their financial statements in the last five years.

     6. Each party shall insure that information exchanged pursuant to this letter agreement shall be treated as STRICTLY CONFIDENTIAL and that all such confidential information which such party or any of its respective officers, directors, employees, attorneys, agents, investment bankers or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of the other party, any affiliate of the other party, or any customer or supplier of such other party or any such affiliate shall not be published, disclosed or made accessible by any of them to any other person or entity at any time or used by any of them, in each case without the prior written consent of the other party; provided, however, that the restrictions of this sentence shall not apply (a) as may otherwise be required by law, (b) as may be necessary or appropriate in connection with the enforcement of this letter, (c) to the extent such information was in the public domain when received or thereafter enters the public domain other than because of disclosure by the other party, or (d) was lawfully in the possession of the party receiving the information prior to such disclosure. Each party shall, and shall cause all of such other persons and entities who received confidential data from time to time to deliver to the other party all


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tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at such time as negotiations with respect to the Transaction are terminated. The obligations of the parties under this paragraph shall remain in effect for the term of this letter and for a period of two (2) years following the termination of this letter.

     7. The parties agree for a period of one (1) year from the date hereof not to hire any current employee of the other party without the prior consent of the party that is the current employer of such employee.

     8. Neither the terms of this letter nor the terms of the Agreement or of any other document required to be executed in order to consummate the Transaction, nor any termination of negotiations relating to the Transaction, shall be publicly disseminated by either party, either by oral or written disclosure, without the prior written approval of the other party, which approval shall not be unreasonably withheld, or if any such approval is so withheld, unless such disclosure is required to be made under applicable law.

     9. Until the earlier of September 16, 1998 or the execution of a Merger Agreement, HDG and Autoskill agree that they shall not permit any of their respective stockholders, officers, directors, employees, agents, or representatives (including, without limitation, its attorneys and accountants) to, directly or indirectly, initiate, solicit, or encourage (including by way of furnishing non-public information concerning the business of each company) discussions, inquiries, or proposals, or participate in any negotiation or discussion for the purpose or with the intention of leading to any proposal concerning, or enter into any letters of intent or definitive agreements for, the sale of the business, the stock of either company, or substantially all of the assets of either company, or any merger involving either company or any subsidiary thereof, except as contemplated herein.

     10. In the event that the Transaction does not close because of a failure of HDG to effectuate the Transaction for any reason other than breach by Autoskill and Autoskill has otherwise proceeded in good faith, then HDG shall pay Autoskill $100,000, which shall include all sums paid pursuant to
Section 1(a) and include Autoskill's expenses. In the event that the Transaction does not close by reason of Autoskill's breach or because Autoskill has decided to pursue another transaction and HDG has otherwise proceeded in good faith, then Autoskill shall refund to HDG all sums paid pursuant to Section 1(a) and pay HDG the additional sum of $100,000, which shall include HDG's expenses. The parties shall not be liable for any other consequential, direct, incidental or indirect damages.


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     11.  It is understood that this is a binding letter of intent and while the parties hereto agree in principle to the contents hereof and agree to proceed in good faith to work out the details of the Transaction, neither of them shall have any legal obligation to the other as a result of this letter, other than those obligations contained in this paragraph and paragraphs, 6, 7, 8, 9 and 10. This letter may not be assigned by either of the parties hereto. Neither party shall be responsible for any of the other's expenses in connection with the negotiations, documents, or transactions contemplated hereby, except as set forth in paragraph 10.

     12. This letter shall immediately terminate on the earlier of September 16, 1998 or the execution of the Merger Agreement, except that paragraphs 6, 7, 10 and 11 shall survive termination.

     If this letter accurately reflects our understanding, please so indicate by signing the original and duplicate of this letter, and returning a fully executed copy to me, so that we can promptly commence work on the formal documents relating to the Transaction.

                                       Very truly yours,

                                       AUTOSKILL, INC.


                                       By:  /s/ Jeffrey Rubin
                                          -----------------------------------
                                          Name:  Jeffrey Rubin


Agreed to and Accepted this
     day of August, 1998
----

Heuristic Development Group


By: /s/ Gregory L. Zink
   -----------------------------
   Name:   Gregory L. Zink
   Title:  President